Rule 497(k)
                                                             File No. 333-143964




                                                   FIRST TRUST
[LOGO OMITTED]      FIRST TRUST                    EXCHANGE-TRADED FUND II
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SUMMARY PROSPECTUS

       First Trust NASDAQ(R) Clean Edge(R) Smart Grid
       Infrastructure Index Fund

       Ticker Symbol:         GRID
       Exchange:              The NASDAQ(R) Stock Market






Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=GRID. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated Novmeber 16, 2009 are all incorporated by reference into this Summary Prospectus.


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  November 16, 2009
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INVESTMENT OBJECTIVE: The First Trust NASDAQ(R) Clean Edge(R) Smart Grid
Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure IndexSM (the "Index").


FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. Investors purchasing and selling Shares may be subject to costs (including customary brokerage commissions) charged by their broker.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charges (Loads) Imposed on Purchases (as a percentage of the offering price)        None
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                                             0.40%
      Distribution and Service (12b-1) Fees                                                       0.00%
      Other Expenses(1)                                                                           0.34%
                                                                                                --------
      Total Annual Fund Operating Expenses                                                        0.74%
      Fee Waivers and Expense Reimbursement(2)                                                    0.04%
                                                                                                --------
      Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement             0.70%

      EXAMPLE

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain at current levels until November 9, 2011. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets. Additionally, the example assumes that following such date First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR     3 YEARS
                                $72        $256

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 (1) The "Other Expenses" listed in the table are estimates based on the expenses the Fund expects to incur for the current fiscal year.
 (2) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year, at least until November 9, 2011. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of average daily net assets per year. This agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after November 9, 2011 upon 60 days written notice.

      PORTFOLIO TURNOVER

      The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in depositary receipts that may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other depositary receipts (collectively "Depositary Receipts") representing securities in the Index.


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



The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

Each March and September, Clean Edge, Inc. ("Clean Edge") provides NASDAQ OMX Group, Inc. ("NASDAQ OMX") with a list of companies to be included in the Index. In order to be eligible for inclusion in the Index, the issuer of the security must be classified by Clean Edge as a smart grid, electric infrastructure and/or other grid-related activities company. Clean Edge then screens the companies identified as such using the eligibility criteria set forth below under "Index Information." The list of remaining companies is provided to NASDAQ OMX which then compiles the Index. NASDAQ OMX determines the respective market-capitalization weighting of each of the securities included in the Index (the "Index Securities") and balances the Index accordingly each March, June, September and December. As of November 9, 2009, there were 29 securities that comprised the Index.

Clean Edge, founded in 2000, is the world's first research and publishing firm devoted to the clean-tech sector. The company, via its publications, events, and online services, helps companies, investors, and governments understand and profit from clean technologies. NASDAQ OMX is the world's largest exchange company with trading, technology and public company service capability spanning six continents.


PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

MARKET RISK. Market risk is the risk that a particular stock owned by the Fund, Shares of the Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the Fund will be concentrated in smart grid companies. Therefore, the Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers.

SMART GRID RISK. The Fund will be concentrated in smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.


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



CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.


ANNUAL TOTAL RETURN
The Fund has not yet commenced operations and, therefore, does not have a performance history. Once available, the Fund's performance information will be accessible on the Fund's website at www.ftportfolios.com.


MANAGEMENT
      INVESTMENT ADVISOR
      First Trust Advisors L.P. ("First Trust")

      PORTFOLIO MANAGERS
      There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a committee consisting of: Daniel J. Lindquist, Chairman of the Investment Committee and Senior Vice President of First Trust and First Trust Portfolios L.P. ("FTP"); Robert F. Carey, Chief Investment Officer and Senior Vice President of First Trust and FTP; Jon C. Erickson, Senior Vice President of First Trust and FTP; David G. McGarel, Senior Vice President of First Trust and FTP; Roger F. Testin, Senior Vice President of First Trust and FTP; and Stan Ueland, Vice President of First Trust and FTP. Each investment committee member has served as a part of the portfolio management team of the Fund since inception.


PURCHASE AND SALE OF FUND SHARES
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Individual Shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).


TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and FTP may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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